EXHIBIT 99.2

This document is important and requires your immediate attention. If you have any questions as to how to deal with the transactions described in this document, you are encouraged to consult your investment dealer, stockbroker, bank manager, accountant, lawyer or other professional advisor. The Offer has not been approved or disapproved by any securities regulatory authority in Canada or the United States and no securities regulatory authority has expressed an opinion about, or passed upon the fairness or merits of the Offer contained in this document, the securities offered pursuant to the Offer or the adequacy of the information contained in this document. Any representation to the contrary is unlawful.

April 1, 2012

NOTICE OF CHANGE, VARIATION AND EXTENSION

by

ABITIBIBOWATER INC. (doing business as RESOLUTE FOREST PRODUCTS)

and

RFP ACQUISITION INC.,

an indirect wholly-owned subsidiary of ABITIBIBOWATER INC.

Offer to Purchase

all of the outstanding Common Shares

of

FIBREK INC.

for a consideration per Common Share of Fibrek Inc. payable, at the election of each holder, in one of the following forms:

Cdn$0.55 per Share in Cash plus 0.0284 of a Share of Common Stock of

ABITIBIBOWATER INC.

OR

Cdn$1.00 per Share in Cash (subject to proration as described in the Offer to Purchase and Circular)

OR

0.0632 of a Share of Common Stock of ABITIBIBOWATER INC. (subject to proration as described in the Offer to Purchase and Circular)

AbitibiBowater Inc., doing business as Resolute Forest Products (“Resolute”), and RFP Acquisition Inc., its indirect wholly-owned subsidiary (“RFP Acquisition” and, together with Resolute, the “Offerors”), hereby give notice that we are extending the period of acceptance and amending certain other terms of, and supplementing our offer dated December 15, 2011, (the “Offer”), as previously amended and supplemented by the notice of variation dated January 9, 2012 (the “First Notice of Variation”), the notice of variation and extension dated January 20, 2012 (the “First Notice of Variation and Extension”), the notice of variation and extension dated February 13, 2012 (the “Second Notice of Variation and Extension”), the notice of variation and extension dated February 23, 2012 (the “Third Notice of Variation and Extension”), the notice of variation and extension dated March 9, 2012 (the “Fourth Notice of Variation and Extension”), the notice of change, variation and extension dated March 19, 2012 (the “First Notice of Change, Variation and Extension”) and the notice of variation and extension dated March 21, 2012 (the “Fifth Notice of Variation and Extension” and together with the First Notice of Variation, the First Notice of Variation and Extension, the Second Notice of Variation and Extension, the Third Notice of Variation and Extension, the Fourth Notice of Variation and Extension and the First Notice of Change, Variation and Extension, the “Prior Notices”) pursuant to which we are offering to purchase all of the common shares of Fibrek Inc. (“Fibrek”) including any Fibrek common shares that may become issued and outstanding after the date of the Offer but before the Expiry Time (as defined below) upon the exercise of options issued under Fibrek’s share option plan implemented on May 19, 2010 or the exercise, conversion or exchange of other securities of Fibrek that are convertible into or exercisable or exchangeable for Fibrek Shares, together with any rights associated with Fibrek Shares that may be issued under any shareholder rights plan adopted by Fibrek before the Expiry Time (the “Fibrek Shares”) for the purpose of and as described in this Notice of Change, Variation and Extension.

THE OFFER HAS BEEN EXTENDED AND IS NOW OPEN FOR ACCEPTANCE UNTIL 11:59 P.M. (EASTERN TIME) ON APRIL 11, 2012 (THE “EXPIRY TIME”), UNLESS FURTHER EXTENDED OR WITHDRAWN BY US.

This Notice of Change, Variation and Extension amends and supplements, and should be read in conjunction with, the Offer to Purchase and Circular dated December 15, 2011, as previously amended and supplemented by the Prior Notices. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, unless the context otherwise requires, and “we”, “us” and “our” refer to the Offerors or to Resolute with its subsidiaries and controlled affiliates, either individually or collectively, as the case may require.

Fibrek shareholders who have validly deposited and not withdrawn their Fibrek Shares do not need to take any further action to accept the Offer. Fibrek shareholders desiring to deposit all or any portion of their Fibrek Shares under the Offer should either (i) complete and sign the Letter of Transmittal (printed on blue paper) previously provided to Fibrek shareholders or a manually signed facsimile copy thereof in accordance with the instructions in the Letter of Transmittal and mail or deliver it, together with the certificate(s) evidencing deposited Fibrek Shares, and any other required documents, to Canadian Stock Transfer Company Inc. (the “Depositary”) at its office specified in the Letter of Transmittal, (ii) deposit such Fibrek Shares pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance”, or (iii) request such Fibrek shareholder’s broker, dealer, commercial bank, trust company or other nominee to effect such transaction for such Fibrek shareholder. Alternatively, Fibrek shareholders may follow the procedures of guaranteed delivery set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance—Procedure for Guaranteed Delivery”, using the Notice of Guaranteed Delivery (printed on green paper) previously provided to Fibrek shareholders or a facsimile thereof. Any Fibrek shareholder whose Fibrek Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee must contact the Depositary or its broker, investment dealer, bank, trust company or other nominee if such Fibrek shareholder desires to deposit such Fibrek Shares in the Offer.

Resolute Common Stock is traded on both the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (“TSX”) under the symbol “ABH”. Fibrek Shares are traded on TSX under the symbol “FBK”.

The securities offered in the Offer involve certain risks. For a discussion of risk factors you should consider in evaluating the Offer, see the Section entitled “Risk Factors” beginning on page 25 of the Offer to Purchase and Circular.

NONE OF THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION, ANY CANADIAN SECURITIES REGULATORY AUTHORITY OR ANY OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE OFFER TO PURCHASE AND CIRCULAR OR ANY AMENDMENT THERETO OR SUPPLEMENT THEREOF. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

While the Offer is being made to all holders of Fibrek Shares, this document does not constitute an offer or a solicitation in any jurisdiction in which such offer or solicitation is unlawful. The Offer is not being made in, nor will deposits be accepted in, any jurisdiction in which the making or acceptance thereof would not be in compliance with the Laws of such jurisdiction. However, we may, in our sole discretion, take such action as we may deem necessary to make the Offer in any such jurisdiction.

Questions or requests for assistance may be directed to Georgeson Shareholder Communications Canada Inc. (the “Information Agent”) at its address and telephone number set forth on the back cover of this Notice of Change, Variation and Extension. Requests for additional copies of this document, the Offer to Purchase and Circular, the Prior Notices, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent, and copies will be furnished promptly at our expense. Fibrek shareholders may also contact their brokers, investment dealers, banks, trust companies or other nominees for assistance concerning the Offer.

We have not authorized anyone to provide any information or make any representation in connection with the Offer that is different from, or in addition to, the information and representations contained in the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension or in any materials regarding the Offer accompanying the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension or incorporated by reference herein or therein. Fibrek shareholders should not rely on any information or any representations regarding the Offer not contained in the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension or in the documents regarding the Offer accompanying the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension or incorporated by reference herein or therein.

The Dealer Manager for the Offer in Canada is:

NOTICE TO SHAREHOLDERS IN CANADA

Fibrek shareholders in Canada should be aware that the disposition of Fibrek Shares and the acquisition of Resolute Common Stock by them as described in the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension may have tax consequences both in Canada and the U.S. Such consequences may not be fully described in the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension and such shareholders are encouraged to consult their tax advisors. See Section 17 of the Circular, “Material Canadian Federal Income Tax Considerations” and Section 18 of the Circular, “Material U.S. Federal Income Tax Considerations”.

NOTICE TO SHAREHOLDERS IN THE U.S.

Fibrek shareholders in the U.S. should be aware that the disposition of Fibrek Shares and the acquisition of Resolute Common Stock by them as described in the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension, may have tax consequences both in the U.S. and in Canada. Such consequences may not be fully described in the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension and such shareholders are encouraged to consult their tax advisors. See Section 18 of the Circular, “Material U.S. Federal Income Tax Considerations” and Section 17 of the Circular, “Material Canadian Federal Income Tax Considerations”.

The enforcement by investors of civil liabilities under U.S. federal securities Laws may be affected adversely by the fact that RFP Acquisition is organized under the Laws of Canada, that some or all of our officers and directors may reside outside the U.S., that the Dealer Manager and some of the experts named in the Offer to Purchase and Circular as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension may reside outside the U.S., and that all or a substantial portion of our assets and of the assets of such persons may be located outside the U.S.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Statements in this Notice of Change, Variation and Extension, the Offer to Purchase and Circular, the Prior Notices and the documents incorporated by reference herein or therein that are not reported financial results or other historical information of Resolute or Fibrek, are “forward-looking” statements and involve risks and uncertainties relating to Resolute’s efforts to continue to reduce costs and increase revenues and profitability, including our cost reduction initiatives regarding selling, general and administrative expenses; business outlook; assessment of market conditions; liquidity outlook, prospects, growth, strategies and the industry in which we operate; expected benefits resulting from this Offer and stated reasons to accept the Offer; and strategies for achieving our goals generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should”, “would”, “could”, “will”, “may”, “expect”, “believe”, “anticipate”, “attempt”, “project” and other terms with similar meaning indicating possible future events or potential impact on our business or Resolute stockholders. The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 do not apply to any forward-looking statements made in connection with an exchange offer.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. The potential risks and uncertainties that could cause our actual future financial condition, results of operations and performance to differ materially from those expressed or implied in this Notice of

Change, Variation and Extension, the Offer to Purchase and Circular, the Prior Notices and the documents incorporated by reference herein or therein include, but are not limited to: Resolute Common Stock issued in connection with the Offer may have a market value lower than expected; the businesses of Resolute and Fibrek may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; the expected benefits, synergies and cost savings from the Offer may not be fully realized or not realized within the expected time frame; the possible delay in the completion of the steps required to be taken for our eventual acquisition of Fibrek, including the possibility that approvals or clearances required to be obtained from regulatory and other agencies and bodies will not be obtained in a timely manner; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees and suppliers; and all other potential risks and uncertainties set forth under the Section entitled “Risk Factors” of the Offer to Purchase and Circular.

All forward-looking statements in this Notice of Change, Variation and Extension, the Offer to Purchase and Circular, the Prior Notices and the documents incorporated by reference herein or therein are expressly qualified by the cautionary statements contained or referred to in this section and in our other filings with the SEC and the Canadian securities regulatory authorities. We disclaim any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable Laws.

Market and Industry Data

Information about industry or general economic conditions contained in this Notice of Change, Variation and Extension, the Offer to Purchase and Circular, the Prior Notices and the documents incorporated by reference herein or therein is derived from third-party sources and certain trade publications that we believe are widely accepted and accurate; however, we have not independently verified this information and cannot provide assurances of its accuracy.

RECENT DEVELOPMENTS

On March 20, 2012, we announced that we had amended the Minimum Tender Condition of the Offer, as set forth in the Fifth Notice of Variation and Extension.

On March 27, 2012, we announced that the Québec Court of Appeal had rendered a decision reinstating the decision of the Bureau de décision et de revision (Québec) (the “BDR”) cease trading Fibrek’s private placement of 32,320,000 special warrants to Mercer International Inc. (“Mercer”).

On March 28, 2012, each of Mercer and Fibrek announced that they plan to seek leave to appeal the decision of the Québec Court of Appeal to the Supreme Court of Canada. To our knowledge, the application for leave to appeal has yet to be filed.

On March 30, 2012, the Ontario Securities Commission dismissed an application by Mercer for a cease trade order in respect of the Offer on the grounds that the BDR is properly seized of matters relating to our Offer and the Mercer offer. A hearing on Mercer’s cease trade application is scheduled to take place before the BDR on April 2, 2012. We will be vigorously contesting this application.

MARKET PRICES AND EXCHANGE RATE

On March 30, 2012, the closing sale prices of Resolute Common Stock on the NYSE and TSX were US$14.28 and Cdn$14.41, respectively, and the closing sale price of the Fibrek Shares on TSX was Cdn$1.08. In addition, on March 30, 2012, the exchange rate for one U.S. dollar expressed in Canadian dollars based on the Bank of Canada Noon Rate was Cdn$0.9991. Fibrek shareholders are encouraged to obtain current market quotations for Resolute Common Stock and Fibrek Shares and current exchange rate information prior to making any decision with respect to the Offer.

WHERE TO FIND ADDITIONAL INFORMATION

In connection with the Offer, Resolute has filed with the SEC a registration statement on Form S-4, as amended, in connection with the proposed transaction with Fibrek. INVESTORS AND SECURITY HOLDERS OF RESOLUTE AND FIBREK ARE URGED TO READ THESE DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such documents are available free of charge through the web site maintained by the SEC at www.sec.gov, by calling the SEC at telephone number 800-SEC-0330 or on Resolute’s website at www.resolutefp.com.

NOTICE OF CHANGE, VARIATION AND EXTENSION

The Offer to Purchase and Circular, as amended and supplemented by the Prior Notices and this Notice of Change, Variation and Extension, contains important information which should be read carefully before making a decision with respect to the Offer.

April 1, 2012

TO HOLDERS OF FIBREK SHARES:

On April 1, 2012, by written notice given to the Depositary and as set forth in this Notice of Change, Variation and Extension, we amended and supplemented our Offer to Purchase and Circular dated December 15, 2011, as amended and supplemented by the Prior Notices, pursuant to which we are offering to purchase, on the terms and subject to the conditions contained therein, all of the issued and outstanding Fibrek Shares (the “Original Offer”). Unless the context otherwise requires, capitalized terms used but not defined herein have the meanings set forth in the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices.

Except as otherwise set forth in this Notice of Change, Variation and Extension, the terms and conditions of the Original Offer set forth in the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, continue to be applicable in all respects. This Notice of Change, Variation and Extension should be carefully read in conjunction with the Offer to Purchase and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery, in each case as amended and supplemented by the Prior Notices.

All references to the “Offer” in the Offer to Purchase and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery, in each case as amended and supplemented by the Prior Notices, and in this Notice of Change, Variation and Extension mean the Original Offer, as further amended and supplemented by this Notice of Change, Variation and Extension.

1.	EXTENSION OF THE OFFER

We are extending the expiry time of the Offer to 11:59 p.m. (Eastern time) on April 11, 2012.

In connection with the foregoing, the definition of “Expiry Time” included in the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, is deleted and the following definition is added to the “Glossary” section in the appropriate alphabetical order:

“Expiry Time” means 11:59 p.m., Eastern Time, on April 11, 2012 or as may be extended.

Section 2 of the Offer to Purchase, “Time for Acceptance”, is deleted in its entirety and replaced with the following:

The Expiry Time is at 11:59 p.m., Eastern Time, on April 11, 2012 or, if later, the latest date and time to which the time of expiration of the Offer has been extended, as described in Section 5 of the Offer to Purchase, “Extension of the Expiry Time, Withdrawal, Variation or Change of the Offer”. We will not amend the Offer in such a manner as would cause the Expiry Time to occur earlier than 11:59 p.m., Eastern Time, on April 11, 2012.

The Expiry Time may be subject to extensions, depending on the timing of receipt of regulatory approvals and other factors.

In addition, all references to “5:00 p.m., Eastern Time, on April 2, 2012” in the Offer to Purchase and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, each as amended and supplemented by the Prior Notices, are amended so as to now refer to “11:59 p.m., Eastern Time, on April 11, 2012”.

2.	AMENDMENT TO THE CONDITIONS OF THE OFFER

We have amended the conditions of the Offer set out in Section 4 of the Offer to Purchase, “Conditions of the Offer” as set forth below.

The first condition to the Offer appearing on page 44 of the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, is deleted in its entirety and replaced with the following:

•

there being validly deposited or tendered under the Offer and not withdrawn, at the Expiry Time, a number of Fibrek Shares equal to (i) not less than 59,502,822 Fibrek Shares, in the event the decision of the Québec Court of Appeal issued on March 27, 2012 confirming the February 23, 2012 decision of the Bureau de décision et de révision (Québec) cease trading the Special Warrants (the “Confirming Decision”) is in full force and effect at the Expiry Time, or (ii) not less than 81,197,780 Fibrek Shares, in the event the Confirming Decision is not in full force and effect at the Expiry Time (the “Minimum Tender Condition”);

In furtherance of the foregoing, the fourth paragraph of page iv of the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, is deleted in its entirety and replaced with the following:

The Offer is subject to certain conditions, which are described in Section 4 of the Offer to Purchase, “Conditions of the Offer” including, without limitation, there being validly deposited or tendered under the Offer and not withdrawn, at the Expiry Time, not less than 59,502,822 Fibrek Shares if the Confirming Decision is in full force and effect, or not less than 81,197,780 Fibrek Shares if the Confirming Decision is not in full force and effect. Subject to applicable law, we reserve the right to withdraw the Offer and to not take up and pay for any Fibrek Shares deposited pursuant to the Offer unless each of the conditions of the Offer is satisfied or waived by us at or immediately prior to the Expiry Time. The Offer is not subject to any financing condition.

In addition, the paragraphs under the heading “Are there conditions to the Offer?” on page 2 of the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, are deleted in their entirety and replaced with the following:

ARE THERE CONDITIONS TO THE OFFER?

The Offer is subject to a number of conditions. The Offer is conditional upon, among other things:

•

there being validly tendered or deposited under the Offer and not withdrawn, at the Expiry Time, not less than 59,502,822 Fibrek Shares if the Confirming Decision is in full force and effect, or not less than 81,197,780 Fibrek Shares if the Confirming Decision is not in full force and effect;

•	our determination that there shall not exist and shall not have occurred, and that the Offer if completed, will not be reasonably likely to cause or result in, a Material Adverse Effect; and

•

obtaining all governmental and regulatory approvals, waivers, permits, consents, reviews, orders, rulings, decisions, exemptions and waiting periods which, in our sole judgment, are necessary or desirable to complete the Offer.

The Offer is not, however, subject to any financing condition.

See Section 4 of the Offer to Purchase, “Conditions of the Offer”, for a description of these and other conditions of the Offer.

Further, the paragraphs under the heading “Conditions of the Offer” on page 11 of the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, are deleted in their entirety and replaced with the following:

Conditions of the Offer

Subject to certain restrictions, we will have the right to withdraw the Offer, and will not be required to take up or pay for any Fibrek Shares deposited under the Offer, if any of the conditions described in

Section 4 of the Offer to Purchase, “Conditions of the Offer”, have not been satisfied or waived at or immediately prior to the Expiry Time. The Offer is conditional upon, among other things:

•

there being validly tendered or deposited under the Offer and not withdrawn, at the Expiry Time, not less than 59,502,822 Fibrek Shares if the Confirming Decision is in full force and effect, or not less than 81,197,780 Fibrek Shares if the Confirming Decision is not in full force and effect;

•	our determination that there shall not exist and shall not have occurred, and that the Offer if completed, will not be reasonably likely to cause or result in, a Material Adverse Effect; and

•

obtaining all governmental and regulatory approvals, waivers, permits, consents, reviews, orders, rulings, decisions, exemptions and waiting periods which, in our sole judgment, are necessary or desirable to complete the Offer.

See Section 4 of the Offer to Purchase, “Conditions of the Offer”, for a description of these and other conditions of the Offer.

The Offer is not subject to any financing condition.

The following definition of “Confirming Decision” is added to the “Glossary” section of the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, in the appropriate alphabetical order:

“Confirming Decision” has the meaning ascribed thereto in Section 4 of the Offer to Purchase, “Conditions of the Offer”.

3.	AMENDMENT TO RISK FACTORS

The risk factor set out in the second paragraph of page 28 of the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, is deleted in its entirety and replaced with the following:

We have amended the Minimum Tender Condition and there can be no assurance that we would be able to successfully consummate a Second Step Transaction.

Under the terms of the Offer, and subject to the terms and conditions of the Lock-up Agreements, we have the right to waive one or more of the conditions of the Offer, including the Minimum Tender Condition. We have amended the Minimum Tender Condition by lowering the threshold from 50.01% of Fibrek Shares outstanding on a fully diluted basis (as calculated in accordance with the terms of this Offer) to 59,502,822 Fibrek Shares (in the event the Confirming Decision is in full force and effect), or approximately 45.7% of the outstanding Fibrek Shares. As a result, we may not be able to successfully consummate a Second Step Transaction or our ability to do so may be delayed. In addition, the market for Fibrek Shares not tendered in the Offer may be less liquid than the current market for Fibrek Shares and the Fibrek Shares may be potentially delisted from TSX. In such event, it is possible that Fibrek would not become a controlled or wholly-owned subsidiary of Resolute, which could delay or reduce the anticipated benefits of the acquisition of Fibrek.

4.	UPDATE OF CERTAIN INFORMATION WITH RESPECT OF THE OFFER

We are supplementing and updating the disclosure regarding Steelhead Master Fund, L.P. set out in Section 7 of the Circular, “Certain Relationships Between Fibrek and Us – Interests in Securities of Fibrek” on page 66 of the Offer to Purchase and Circular, as amended and supplemented by the Prior Notices, as follows. On March 31, 2012, Steelhead Partners, LLC announced that it has reserved its decision whether or not to deposit Fibrek Shares held by Steelhead Navigator Master, L.P. (“Steelhead Navigator”) to our Offer until the Minimum Tender Condition (as it may be amended) has been met. Steelhead Partners, LLC further indicated that it (i) has not yet made any decision or commitment to tender Steelhead Navigator’s Fibrek Shares to our Offer should such Minimum Tender Condition be satisfied, (ii) has not to date deposited Steelhead Navigator’s Fibrek Shares to either our Offer or to the competing offer for Fibrek of Mercer International Inc., and (iii) held, as at March 31, 2012, 6,479,000 Fibrek Shares, representing 4.98% of the outstanding Fibrek Shares, with a weighted average acquisition cost of Cdn$0.993 per share, a weighted average acquisition cost for Fibrek Shares purchased subsequent to the announcement of our Offer of Cdn$0.991 per share and the highest price paid having been Cdn$1.02 per share.

5.	TIME FOR ACCEPTANCE

The Offer will remain open for acceptance until 11:59 p.m., Eastern Time, on April 11, 2012, unless extended or withdrawn by us.

6.	MANNER OF ACCEPTANCE

Fibrek Shares which have not already been deposited pursuant to the Offer may be deposited under the Offer in accordance with the provisions of Section 3 of the Offer to Purchase, “Manner of Acceptance”.

7.	TAKE UP OF, AND PAYMENT FOR, DEPOSITED FIBREK SHARES

If all conditions described in the Offer to Purchase and Circular have been satisfied or waived by us at or immediately prior to the Expiry Time, we will take up and promptly pay for Fibrek Shares validly deposited under the Offer and not properly withdrawn. Under Canadian Law, take up and payment must occur no later than ten days after the Expiry Time. All Fibrek Shares taken up under the Offer will be paid for promptly and, in any event, within three Business Days after having been taken up. Fibrek Shares deposited pursuant to the Offer after the first date on which Fibrek Shares have been taken up and paid for by us will be taken up and paid for not later than ten days after such deposit.

Fibrek shareholders should refer to Section 6 of the Offer to Purchase, “Take Up and Payment for Deposited Fibrek Shares” for details regarding the take up of and payment for Fibrek Shares deposited under the Offer.

8.	WITHDRAWAL OF DEPOSITED SHARES

Fibrek Shares deposited under the Offer may be withdrawn by or on behalf of the depositing Fibrek shareholder (unless otherwise required or permitted by applicable Laws):

•	at any time before Fibrek Shares deposited under the Offer are taken up and paid for by us; or

•	at any time before the expiration of the tenth day after the date upon which:

—	this Notice of Change, Variation and Extension;

—	a notice of change relating to a change that has occurred in the information contained in the Offer to Purchase and Circular, and such change is one that would reasonably be expected to affect the decision of a Fibrek shareholder to accept or reject the Offer (other than a change that is not within our control or the control of our affiliates, unless it is a change in a material fact relating to Resolute Common Stock); provided that such change occurs before the Expiry Time or after the Expiry Time but before the expiration of all rights of withdrawal in respect of the Offer; or

—	any subsequent notice of variation concerning a further variation of the terms of the Offer;

is first mailed, delivered or otherwise properly communicated, unless in either case the Fibrek Shares have been taken up before the date of such notice of change or variation.

The ten-day period referred to above may be extended to ten Business Days where required by U.S. securities Laws.

Notice of withdrawal of deposited Fibrek Shares must: (i) be made by a method that provides the Depositary with a timely written or printed copy of such notice; (ii) be made by or on behalf of the depositing Fibrek shareholder; (iii) be signed by or on behalf of the depositing Fibrek shareholder; (iv) specify such Fibrek shareholder’s identity, the number of Fibrek Shares to be withdrawn, and the name of the registered Fibrek shareholder; and (v) be actually received by the Depositary within the applicable time limits specified above.

If certificates evidencing the Fibrek Shares to be withdrawn have been delivered or otherwise identified to the Depositary then, prior to the physical release of such certificates, the serial numbers shown on such certificates must be submitted to the Depositary and, unless the notice of withdrawal is signed by the registered owner of such Fibrek Shares or such Fibrek Shares have been deposited by or for the account of an Eligible Institution, the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution. If Fibrek Shares have been deposited pursuant to the procedures for book-entry transfer as described in Section 3 of the Offer to Purchase, “Manner of Acceptance”, any notice of withdrawal must specify the name and number of the account at CDS or DTC, as applicable, to be credited with the withdrawn Fibrek Shares or otherwise comply with the procedures of CDS or DTC, as applicable.

Withdrawals may not be rescinded and will take effect upon actual receipt by the Depositary of a properly completed notice of withdrawal. Any Fibrek Shares withdrawn will be deemed not properly deposited for the purposes of the Offer, but may be re-deposited at any time on or prior to the Expiry Time by following the applicable procedures described in Section 3 of the Offer to Purchase, “Manner of Acceptance”.

9.	STATUTORY RIGHTS

Securities legislation of the provinces and territories of Canada provides security holders of Fibrek with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.

APPROVAL AND CERTIFICATE OF RESOLUTE FOREST PRODUCTS

The foregoing, together with the Offer to Purchase and Circular and the Prior Notices, contain no untrue statement of a material fact and do not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

Dated: April 1, 2012

(Signed) Richard Garneau	(Signed) Jo-Ann Longworth
Richard Garneau	Jo-Ann Longworth
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer

On behalf of the board of directors

(Signed) Richard D. Falconer	(Signed) Richard B. Evans
Richard D. Falconer	Richard B. Evans
Director	Director

APPROVAL AND CERTIFICATE OF RFP ACQUISITION INC.

The foregoing, together with the Offer to Purchase and Circular and the Prior Notices, contain no untrue statement of a material fact and do not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

Dated: April 1, 2012

(Signed) Richard Garneau	(Signed) Jo-Ann Longworth
Richard Garneau	Jo-Ann Longworth
President	Vice President and Chief Financial Officer

On behalf of the board of directors

(Signed) Richard Garneau	(Signed) Jacques P. Vachon
Richard Garneau	Jacques P. Vachon
Director	Director

THE DEPOSITARY FOR THE OFFER IS:

The office of the Depositary is:

Canadian Stock Transfer Company Inc.

acting in its capacity as administrative agent for CIBC Mellon Trust Company

By Hand or Courier

320 Bay Street, Basement Level (B1 Level)

Toronto, ON M5H 4A6

By Mail

P.O. Box 1036

Adelaide Street Postal Station

Toronto, ON M5C 2K4

Inquiries

Local: (416) 682-3860

Toll Free (North America): 1-800-387-0825

E-mail: inquiries@canstockta.com

ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT:

North American Toll Free Number: 1-866-598-0048

Email: askus@georgeson.com